QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MIDDLEBY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1400 Toastmaster Drive
Elgin, Illinois 60120

March 30, 2012

Dear Stockholder:

You are hereby notified that the Annual Meeting of Stockholders (the "Meeting") of The Middleby Corporation (the "Company") will be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120 at 10:30 a.m., local time, on Thursday, May 10, 2012, for the following purposes:

(1)
To elect seven directors to hold office until the 2013 Annual Meeting.

(2)
To hold an advisory vote on executive compensation.

(3)
To consider and act upon a stockholder proposal, if properly presented at the Meeting.

(4)
To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 16, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

The Securities and Exchange Commission has adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials and 2011 Annual Report on the Internet instead of sending a full set of printed proxy materials. We believe that this process will provide you with prompt access to our proxy materials, lower our costs of printing and delivering proxy materials, and minimize the environmental impact of printing paper copies. You should have already received the Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials and vote. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials set forth on the Notice of Internet Availability of Proxy Materials.

You are invited to attend the Meeting in person. If you attend the Meeting in person, you may vote your shares by bringing valid photo identification and delivering your completed proxy card or ballot at the Meeting. Please note that if you hold your shares through a bank, broker or other nominee, you must also bring a form of legal proxy, which you must request from such nominee, in order to vote at the Meeting.

Your vote is important to us.    Whether or not you plan to attend the Meeting in person, we urge you to return your proxy promptly in accordance with the following instructions. If you own shares in your own name, you may vote in one of the following ways: (i) visit the website shown on your Notice of Internet Availability of Proxy Materials or proxy card to vote electronically via the Internet, (ii) by telephone, pursuant to the instructions on the proxy card or (iii) if you requested printed proxy materials, by signing and returning the proxy card using the postage-paid envelope provided.

Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability of Proxy Materials. Any Notices of Internet Availability of Proxy Materials that are returned will not be counted. If you own shares through a bank, broker or other nominee, please execute your vote by following the instructions provided by such nominee.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

1400 Toastmaster Drive
Elgin, Illinois 60120

2012 ANNUAL MEETING OF STOCKHOLDERS
May 10, 2012
PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of The Middleby Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the 2012 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120, at 10:30 a.m., local time, on Thursday, May 10, 2012, for the purposes set forth in the accompanying Notice of Meeting. The Notice of Internet Availability of Proxy Materials, the Proxy Statement and related materials included herewith, and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2011 are being distributed or made available to stockholders on or about March 30, 2012.

Stockholders of record at the close of business on March 16, 2012 (the "Record Date") are entitled to notice of and to vote at the Meeting. On such date there were 18,732,240 outstanding shares of common stock, par value $0.01 per share, of the Company ("Common Stock"). In deciding all questions, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share held on the Record Date.

Stockholders who are entitled to vote at the Meeting may vote by proxy pursuant to the following methods: (i) stockholders who own shares in their own name may vote in person at the Meeting by bringing valid photo identification and delivering their proxy card or ballot at the Meeting, or by mail, telephone, pursuant to the instructions on the proxy card or electronically via the Internet, pursuant to the instructions on the Notice of Internet Availability of Proxy Materials or (ii) stockholders who own shares through a bank, broker or other nominee should follow the instructions provided by such nominee.

The election inspectors appointed for the Meeting will determine the presence of a quorum and tabulate the votes cast by proxy or in person at the Meeting. The presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. A quorum is necessary for the transaction of business at the Meeting. Abstentions and broker non-votes will be included in determining the presence or absence of a quorum. Generally, broker non-votes occur on a proposal when a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or when a broker has such discretionary authority but does not exercise such discretion.

The seven nominees for election to the Board who receive the greatest number of votes cast for the election of directors by the shares present, in person or represented by proxy, will be elected to the Board. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote FOR nor a vote AGAINST the nominee and thus will have no effect on the outcome of the vote.

Approval of the non-binding advisory vote on executive compensation and the stockholder proposal, if properly presented at the Meeting, require the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. For purposes of these proposals, abstentions will be treated as a vote AGAINST approval and broker non-votes will not be counted as a vote cast either FOR or AGAINST approval of such proposal, and therefore will not have an effect on the outcome of the vote.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted as follows:

  •
  "Proposal No. 1—Election of Directors"; FOR the election of each of the named nominees as a director of the Company;

  •
  "Proposal No. 2—Advisory Vote on Executive Compensation"; FOR the approval, by an advisory vote, of the 2011 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC");

  •
  "Proposal No. 3—Stockholder Proposal"; ABSTAIN (as described above, abstentions will have the same effect as a vote AGAINST approval).

Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above Elgin address) or at the Meeting if the stockholder attends in person or a later dated proxy will revoke a prior dated proxy. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Seven directors are to be elected by a plurality of the stockholder votes cast at the Meeting to serve until the 2013 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal. The following persons have been nominated:

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Selim A. Bassoul	55	President, Chief Executive Officer and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM") since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.	2001

		Mr. Bassoul's extensive experience at the subsidiary and corporate level of the Company and his day to day leadership as CEO of the Company provide the Board with intimate knowledge and an invaluable perspective regarding the Company's operations, challenges and business strategy.
Robert B. Lamb	70	Special Adjunct Professor of Management at the Leonard N. Stern School of Business at New York University since 2011; Clinical Professor of Management from 1977 to 2011. Has served as adviser to U.S. and foreign corporations, commercial banks, investment banks and government agencies. Director of Bondholders Communication Corporation. Member of the Board of Editors, The Municipal Finance Journal, since 1985.	2005
		Mr. Lamb's expertise in domestic and international economics provides unique insight into current economic trends and international business opportunities.

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Ryan Levenson	36	Principal of Privet Fund Management LLC, 2007 to current. Managing Partner of Haynes Manor Capital, LLC, investment group from 2003 to 2007. Vice President of Business Development of MSI, a subsidiary of Lighten Up, LLC, from 2003 to 2006. Investment Analyst for Cramer, Rosenthal, McGlynn, hedge fund, from 2001 to 2003.	2006

		Mr. Levenson's experience in the investment management and investment analysis disciplines provides a unique perspective to the Board regarding business strategy, capital structure and accounting matters.
John R. Miller III	71	Chairman and Chief Executive Officer of E.O.P, Inc., publisher of special market trade magazines since 1968. Director Emeritus of First National Bank of Long Island and its holding company, the First of Long Island Corporation.	1978
		Mr. Miller's marketing background and knowledge of diversity issues is valuable in Board discussions regarding new product introductions, overall marketing strategy and employee matters.
Gordon O'Brien	46	President of Specialty Finance and Operations of American Capital Strategies since 2008. Principal and Managing Director of American Capital Strategies from 1998 to 2008. Vice President of Pennington Partners/PENMAN Partners, a private equity firm, from 1995 to 1998. A Board member of numerous private companies as a representative of American Capital Strategies.	2005

		Mr. O'Brien's extensive experience with capital markets and acquisition strategy as well as his extensive experience as a director on numerous other boards are valuable in Board discussions regarding the Company's capital structure, liquidity needs and acquisition strategy.

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Philip G. Putnam	71	President Highview Associates, Independent Corporate Advisors since 2009. Managing Director, Fulcrum Securities from 2008 to 2009. Managing Director, Flagstone Capital, LLC, investment bankers, from 2000 to 2007. Executive Vice President, Brean Murray & Co. Inc., investment bankers, from 1996 to 2000.	1978
		Mr. Putnam's extensive history with the Company and his investment banking and investment analysis experience provides the Board with invaluable insight into ongoing financial and accounting matters.
Sabin C. Streeter	70	Adjunct Professor and Executive-in-Residence at Columbia Business School since 1997. Managing Director and Vice President of Donaldson, Lufkin & Jenrette Securities Corp., investment bankers, from 1976 to 1997.	1987

		Mr. Streeter's career as an investment banker and past experience on the Boards of other companies provides the Board with valuable perspective regarding acquisition strategy, financial and accounting issues, as well as employee matters.

Each of the nominees has consented to serve as a director if elected. The Board knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

Vote Required for Approval; Board Recommendation

Nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or represented by proxy, will be elected to the Board of Directors. With regard to the election of directors, votes may be cast FOR or withheld AGAINST each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. Stockholders eligible to vote at the Meeting do not have cumulative voting rights with respect to the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE ABOVE NAMED NOMINEES AS A DIRECTOR OF THE COMPANY.

Committees; Board Meetings

The Board held four in-person meetings during the fiscal year ended December 31, 2011, and each director attended at least 75% of all Board and applicable committee meetings. Although the Company does not have a formal attendance policy, the Company encourages all directors to attend its annual meeting of stockholders. All of the Company's directors attended the 2011 Annual Meeting of Stockholders. Current directors, Messrs. Putnam, Streeter, Miller, O'Brien, Lamb, and Levenson, have been determined by the Board to be "independent directors" as such term is defined under

Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. ("NASDAQ"). The Board is comprised of a majority of independent directors. The Company currently has an Audit Committee and a Compensation Committee.

The Company's standing Audit Committee was established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934, as amended. During the fiscal year ended December 31, 2011, the Audit Committee was comprised of Messrs. Putnam (Chairman), Streeter, Lamb, and Levenson, and met four times for the purposes of (i) approving the selection of the Company's independent auditors; (ii) reviewing the arrangements for and scope of the audit and pre-approving permitted non-audit services; (iii) reviewing the Company's interim and annual financial statements or other results of the audit; (iv) reviewing the Company's internal accounting procedures and controls and the recommendations of the Company's independent auditors; and (v) reviewing the external audit process. All of the members of the Audit Committee have been determined by the Board to be financially sophisticated as required by NASDAQ Rule 4350(d) and to be "audit committee financial experts" as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. All of the members of the Audit Committee have been determined by the Board to meet the additional independence criteria set forth in NASDAQ Rule 4350(d). The Audit Committee has a written charter which was approved by the Board on March 4, 2003 and modified as of February 25, 2004, and is currently available in the "Investor Relations" section of the Company's website, located at www.middleby.com.

During the fiscal year ended December 31, 2011, the Compensation Committee was comprised of Messrs. Miller (Chairman), O'Brien, and Levenson and met three times. The function of the Compensation Committee is to make recommendations concerning the compensation of the Chairman of the Board, the President and Chief Executive Officer, and other executive officers of the Company. The Compensation Committee is also responsible for administering and making grants to executive officers under the Company's 2011 Long Term Incentive Plan and for administering the Company's 1998 Stock Incentive Plan, 2007 Stock Incentive Plan and Value Creation Incentive Plan. Effective February 14, 2008, the 1998 Stock Incentive Plan expired and, after that date, could no longer be used for grants of any kind. Effective May 8, 2011 the 2011 Long Term Incentive Plan superseded the 2007 Stock Incentive Plan and, after that date, grants could no longer be made out of the 2007 Stock Incentive Plan. All of the members of the Compensation Committee have been determined by the Board to be independent as defined under applicable NASDAQ listing standards. The Compensation Committee does not have a written charter.

The Board does not have a standing nominating committee or a nominating committee charter that addresses the director nominations process. In fiscal year 2005, the Board considered a recommendation from management of the Company that the Board establish a nominating committee comprised solely of non-employee directors, adopt a nominating committee charter and establish a formal policy for consideration of director candidates submitted by the Company's stockholders. After reviewing management's recommendation, the Board determined that it was not necessary to have a separate nominating committee or a formal policy for consideration of director candidates submitted by the Company's stockholders at that time. See "Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders" for further information regarding the procedures for recommending a director nominee for consideration. The Board believes that it can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function, based upon the limited size of the Board and the current and anticipated operations and needs of the Company.

A majority of the independent directors discuss and evaluate potential director candidates and recommend potential director candidates to the full Board for selection. The full Board then considers the potential director candidates who have been recommended by a majority of the independent directors. Because the Company's stockholders rarely, if ever, have recommended potential director candidates, the Board does not have a formal policy for consideration of potential director candidates recommended by the Company's stockholders, but the Board will give due consideration to any and all such candidates under the same criteria as internally-generated candidates. In selecting director candidates, the Board considers a variety of factors, including, but not limited to, a candidate's demonstrated good character and integrity, experience at strategy/policy setting levels, high level experience in dealing with business organizations, ability and willingness to devote time to the affairs of the Company, financial, technical or other special skills, diversity of viewpoint, opinion and professional experience, business contacts and ability to work effectively with other Board members.

Board Leadership Structure

The business of the Company is managed under the direction of the Board, in the interest of the stockholders. The Board delegates its authority to management for managing the day to day activities of the Company. The Board requires that management review major actions and initiatives with the Board prior to implementation.

The Company believes the positions of Chairman and Chief Executive Officer ("CEO") should currently be held by the same person. The Company has adopted a counterbalancing governance structure, including:

  •
  a designated lead independent director;

  •
  a Board entirely composed of independent members, with the exception of Mr. Bassoul, the Company's CEO;

  •
  committees comprised entirely of independent directors; and

  •
  established governance and ethics guidelines.

Executive sessions of the independent directors are held in conjunction with regularly scheduled meetings of the Board and as otherwise deemed necessary. Mr. O'Brien has served as lead independent director of the Board since March 2010.

The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for setting the agenda for Board meetings with Board and management input, facilitating communication among directors and between the Board and the CEO, working with the CEO to provide an appropriate information flow to the Board and serving as chairman of the executive sessions of the independent directors at each formal Board meeting.

Board Compensation Structure

The Compensation Committee of the Board retained Grant Thornton LLP ("Grant Thornton") for a portion of the 2011 fiscal year to advise regarding Board and executive compensation. The Compensation Committee considers Grant Thornton to be an independent advisor as a result of the following factors:

  •
  Grant Thornton was retained by, and reported directly to, the Compensation Committee;

  •
  Except for annual audits of certain of the Company's benefit plans, Grant Thornton has provided no services to the Company in the past four years other than the compensation-related services provided to the Compensation Committee. However, Grant Thornton is not prohibited from providing other services to the Company or management. Fees for any such services would be limited to no more than $120,000. The Company notifies the Compensation Committee of any potential services, including related fees that Grant Thornton might be asked to perform;

  •
  We were advised by Grant Thornton that Grant Thornton has internal policies and procedures that prevent conflicts of interest;

  •
  There are no business or personal relationships between Grant Thornton's lead consultant and members of the Compensation Committee; and

  •
  We were advised by Grant Thornton that Grant Thornton's lead consultant on the Company's account does not own any Common Stock.

Nonemployee members of the Board are paid an annual retainer of $55,000, with the respective Audit and Compensation Committee Chairmen receiving an additional $10,000 annual retainer. No additional meeting fees are paid to our nonemployee directors or our directors who are also officers of the Company. The Chairman of the Board received the annual retainer of $55,000 in 2011 and will receive such retainer in the transitional year of 2012. Beginning in 2013, only nonemployee members of the Board will receive fees in respect of their Board service.

In December of 2010, the Board voted to terminate the unfunded retirement plan for non-employee directors of the Company, the Middleby Corporation Board of Directors Pension Plan. The pension plan provided for an annual benefit upon either a change in control or retirement from the Board at age 70, equal to 100% of the director's last annual fee (excluding meeting fees), payable on a quarterly basis for a number of years equal to the director's years of service, up to a maximum of 10 years. In November 2006, the Board approved the termination of the plan with respect to new directors of the Company and participation was frozen. All then current directors with ten or more years of service to the Company remained in the plan and continued to accrue benefits in the plan until they met the plan retirement age of 70. While the pension plan was in place, the retirement obligation was calculated using an interest rate of 6.00% for a director retiring at age 70 and a benefit payout term of ten years. In connection with the termination of the pension plan, the accrued pension benefits were distributed on a grossed up basis to the remaining plan participants. Mr. Streeter received a distribution of his benefit in January 2011 in the amount of $300,000, which is shown under the heading "Director Compensation for Fiscal Year 2011" on page 36 of this Proxy Statement.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. While the Board has general oversight responsibility for risk at the Company, the Board has delegated some of its risk oversight duties to Board committees. The Company's Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and evaluates the internal control framework of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

It is the role of management to present material risks in a clear and understandable manner as part of its broader responsibility to keep the Board well informed on all matters of significance to the Company.

The Company believes that its current leadership structure facilitates this clear delineation of responsibility with respect to its risk management process. The combined role of CEO and Chairman is an effective structure for the Board to understand the risks associated with the Company's strategic plans and objectives. Additionally, maintaining an independent Board with a lead independent director permits open discussion and assessment of the Company's ability to manage these risks.

Stockholder Communications With the Board

The Board has adopted the following procedure for stockholders and other interested parties to communicate with the Board. All such communications should be sent by email to the Chairman of the Board at the address found on the Company's website, www.middleby.com, or by regular mail to the Chairman of the Board at the Company's principal executive offices in Elgin, Illinois. The Chairman will collect and organize all such communications, deleting any sales or other solicitations and any communications which contain offensive material. A summary of the communications received will be periodically provided to the Board, which will determine the disposition of any such communication.

EXECUTIVE OFFICERS

The following is a summary of the professional experience of the executive officers of the Company.

Name	Age	Principal Occupation(s) During Past Five Years
Selim A. Bassoul	55	President, Chief Executive Officer and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM") since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.
Timothy J. FitzGerald	42
		Vice President and Chief Financial Officer of the Company and MM since May 2003. Vice President and Corporate Controller of the Company and MM from February 2000 to May 2003. Corporate Controller of the Company and MM from November 1998 to May 2003.
David Brewer	55
		Chief Operating Officer of the Company's Commercial Foodservice Equipment Group since March 2009. President, Pitco Frialator, Inc. from July 2007 to March 2009. President, Lantech North America, from June 2005 to July 2007. Vice President of Global Supply Chain, YUM!, from March 2002 to June 2005.
Martin M. Lindsay	47	Corporate Treasurer and Assistant Secretary of the Company and MM since February 2002. Assistant Treasurer of the Company and MM from March 1999 to February 2002.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The following Compensation Discussion and Analysis ("CD&A") describes the material elements of compensation for the Company's executive officers identified in the Summary Compensation Table as the "Named Executive Officers." The CD&A also provides analysis with respect to the compensation disclosed in the tables that follow.

The Compensation Committee of the Board (the "Committee") during the course of 2011 was composed of the following outside directors, each of whom is "independent" in accordance with the governance rules of the NASDAQ Stock Market: John R. Miller III, Chairman, Ryan Levenson and Gordon O'Brien. The Committee is appointed by, and responsible to, the Board for making recommendations to the Board and approving, where appropriate, all matters related to executive and non-employee director compensation.

Executive Summary

Highlights

We seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. As described in this CD&A, our compensation program is designed to reward our Named Executive Officers for the achievement of short-term and long-term financial goals and the achievement of both increased earnings before interest, taxes, depreciation and amortization ("EBITDA") and increased earnings per share ("EPS"), while at the same time avoiding encouraging unnecessary or excessive risk-taking. Our Named Executive Officers' total direct compensation is comprised of a mix of base salary, performance-based cash bonus and long-term incentive awards in the form of performance-vesting restricted stock.

As discussed in more detail below, the compensation mix for our Named Executive Officers reflects our pay for performance philosophy as evidenced by the following:

  •
  Long-term incentive awards in recent years, including 2011, have been made solely in the form of performance stock, and

  •
  Fixed compensation (base salary) is a small portion of total direct compensation paid to the Named Executive Officers while variable pay (compensation that is "at risk" based on performance) comprises the bulk of total direct compensation paid to the Named Executive Officers.

The Committee is also mindful that the current executive team led by Mr. Bassoul, our CEO, has contributed significantly to the performance of the Company, outperforming its peers in many respects. For example, our 2011 financial performance on Return on Equity ("ROE") and Total Shareholder Return ("TSR") was above the peer group median. The peer group for this purpose is discussed below on pages 15 and 16. On a three-year basis (FYE 2009—FYE 2011), the Company's performance on average ROE and TSR surpassed the peer group median. On a five-year basis (FYE 2007—FYE 2011), the Company's ROE ranked in the 73rd percentile of its peer group, and TSR ranked in the 85th percentile of its peers. This illustrates the strong performance of the executive team in the face of adverse macro-economic conditions.

Note: TSR reflects annual rates of return reflecting price appreciation plus reinvestment of dividends (calculated monthly) and the compounding effect of dividends paid on reinvested dividends.

In light of the importance of tying compensation to performance, the Committee established dual performance-based metrics, EBITDA and EPS, for setting the overall size of cash incentive bonuses and equity incentives for the Named Executive Officers. Our compensation program in 2011 was based upon the Company's compensation governance framework and our overall pay-for-performance philosophy, which are demonstrated by:

  •
  Long-term incentive awards made in 2011 that vest only after a three year performance period based on growth in two performance goals (as opposed to a single goal), intended to drive increased market capitalization and thus value for our stockholders.

  •
  Required growth in two performance goals for annual incentive awards under the VCIP, as described below.

  •
  The established list of peer group companies, which serves as a reference point for the Committee in its compensation decisions.

Consideration of the Company's 2011 Stockholder Vote on Executive Compensation

At the Company's 2011 Annual Meeting of Stockholders, over 80% of the votes present and entitled to vote on the matter approved the Company's fiscal 2010 executive compensation program, policies and practices. The Company believes the outcome of this proposal evidences the commitment of the Committee to an open dialogue with the Company's stockholders regarding key corporate governance issues, including matters related to executive compensation, and the Committee's dedication to formulate and implement an executive compensation program designed to align the long-term interests of the Company's executive officers with its stockholders. In addition, at the 2011 Annual Meeting of Stockholders, the stockholders voted to approve an annual holding of the advisory vote on the Company's executive compensation. Following the 2011 Annual Meeting of Stockholders, the Board reviewed this vote and approved a resolution to hold future, non-binding, advisory votes on executive compensation on an annual basis until the next required non-binding, advisory vote of the frequency of the advisory vote on executive compensation.

The 2011 Annual Meeting of Stockholders was held after the Committee established compensation arrangements for the Named Executive Officers in 2011. However, the Company believes the positive voting results for proposals related to 2010 executive compensation that were submitted to stockholders at the Company's 2011 Annual Meeting of Stockholders support the compensation arrangements established by the Committee for the Named Executive Officers in 2011 as well. The Committee believes that the Company's fiscal 2011 executive compensation program aligns pay with performance and reflects responsible corporate governance practices regarding executive compensation. The Committee will continue to consider stockholder sentiments when making future decisions regarding the structure and implementation of the Company's executive compensation program.

Compensation Programs, Objectives and Philosophy

The Committee's compensation philosophy is to engage and promote competitive spirit amongst its employees at all levels to facilitate delivery of the best possible products to the market capable of maximizing market share within each product niche, thus ensuring the highest potential stock share price on the market for the Company's shareholders.

The Company's compensation and benefits programs are influenced by the Company's business culture and are designed to maximize strategic Company goals. The Company's compensation program objectives are as follows:

  •
  Attract and Retain Executive Talent—The Committee intends to provide compensation packages that will attract and retain qualified executive talent and deliver increasing rewards for extraordinary performance.

  •
  Link Executive Compensation with Operating Performance—The Committee structures a portion of the compensation for Named Executive Officers and senior management to vary with the Company's financial and operating performance. This requires that a significant portion of an executive's annual compensation is "at-risk" and linked to the achievement of both corporate and individual goals, in order to drive and increase stockholder value.

  •
  Link Executive Long-Term Incentive Compensation with Stockholder Interests—The Committee believes that granting long term equity based awards using stock options, restricted stock, stock appreciation rights, or performance stock, aligns the interests of Named Executive Officers with those of stockholders through stock ownership and furthers the Company's goal of executive retention by using time-based vesting of equity awards in certain cases. Long-term incentive compensation granted to our Named Executive Officers in recent years has been solely in the form of performance stock.

  •
  Performance-Based Compensation to Comply with Section 162(m) of the Code—Performance-based compensation provided to the Named Executive Officers subject to Section 162(m) of the Internal Revenue Code (the "Code") should comply with the requirements that qualify the compensation as tax deductible to the Company, unless the Company determines under particular circumstances that it is in the Company's best interest to provide compensation that is not tax deductible.

Because of its desire to reinforce a performance-based culture, the Company emphasizes a pay mix that is comprised primarily of variable pay. As such, base salary makes up the smallest portion of total direct compensation for the CEO and Chief Financial Officer ("CFO"), with variable pay in terms of annual and long-term incentives accounting for the remaining portion. The mix varies by position, taking into account each position's ability to influence results, as well as competitive practice.

The following charts illustrate the allocation between fixed and variable components of total direct compensation for 2011. In the below illustration, "2011 Actual" fixed compensation comprises base salary, while variable or "at-risk" pay comprises the amounts earned under the Company's annual performance-based incentive plan ("AI"). "2011 Maximum" fixed compensation comprises base salary, while variable or "at-risk" pay comprises the maximum annual bonus opportunity under the Company's annual performance-based incentive plan and the maximum number of performance shares that could be earned under the 2011 performance stock grants made to the Named Executive Officers based on the closing stock price as of December 31, 2011 ("LTI").

We encourage you to read this CD&A for a detailed discussion and analysis of our executive compensation program, including information about the 2011 compensation of the Named Executive Officers described in the tables that follow.

Discussion and Analysis

Middleby Business Environment

The Company is a global leader in the foodservice equipment industry. The Company develops, manufactures, markets and services a broad line of equipment used for commercial food cooking, preparation and processing. The Company's leading equipment brands serving the commercial foodservice industry include Anets®, Blodgett®, Blodgett Combi®, Beech, Bloomfield®, Britannia, Carter Hoffmann®, Cooktek®, CTX®, Doyon®, frifri®, Giga®, Holman®, Houno®, IMC, Jade®, Lang®, Lincat®, MagiKitch'n®, Middleby Marshall®, Nu-Vu®, PerfectFry®, Pitco Frialator®, Southbend®, Star®, Toastmaster®, Turbochef® and Wells®. The Company's leading brands serving the food processing industry include, Alkar®, Armor Inox®, Auto-Bake®, Cozzini®, Danfotech®, Drake®, MP Equipment®, Mauer-Atmos®, RapidPak® and Turkington. The Middleby Corporation has been recognized by Forbes Magazine as one of the Best Small Companies every year since 2005, most recently in October 2011.

Compensation Committee Structure

The Committee is currently comprised of three directors, named above, and at all times will consist of two or more persons, each of whom shall be an "outside director" within the meaning of Section 162(m)

of the Code. The Committee includes a chairperson, makes rules and regulations for the conduct of its business as it deems advisable and keeps minutes of Committee meetings. All determinations of the Committee are made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such duties as it may deem advisable, and the Committee or any person to whom it has delegated duties may employ the services of one or more individuals to render advice with respect to any responsibility of the Committee.

For additional information on the members, structure, scope of authority and operation of the Committee, see "Committees; Board Meetings" and "Proposal 1—Election of Directors."

The Committee makes all decisions over total direct compensation for Named Executive Officers and other members of senior management, which involves decisions regarding base salary, annual cash-based incentive plan bonuses and long term equity incentive plan awards. The Committee's recommendations for compensation arrangements of Mr. Bassoul, our Chairman of the Board, CEO and President, are presented to the full Board for approval.

Compensation Decision-Making Process

The CEO annually reviews the operating performance of each executive officer. Elements of executive reviews include an analysis of actual operating performance versus pre-determined operating performance targets, measures taken to improve efficiency of operations within the executive's area of responsibility and assessment of the executive's commitment to the Company's core operating principles. Based on the CEO's review, the CEO develops a recommendation to the Committee for each executive's annual base salary, annual performance incentive plan structure and the basis for long term equity-based grants. The Committee uses the same methodology to establish the annual base salary and performance-based bonus structure of the CEO.

With respect to annual cash bonus awards, the Committee determines the minimum amount of operating performance that must be achieved each year in order for an annual performance bonus to be paid. Target levels are set to be in line with the Company's annual budget and are presented by the CEO to the Board for review and approval. The total direct compensation of Named Executive Officers and senior management of the Company are set at levels intended to be competitive with amounts paid to executive officers and senior managers with comparable qualifications, experience, and responsibilities at other businesses of similar type or market capitalization, based on the experience of the committee members, with an emphasis on pay for performance. In setting compensation levels for the 2011 fiscal year, the Committee did not utilize specific compensation data, surveys or indices as a basis for either the total direct compensation or a material portion of compensation paid to the Named Executive Officers.

The Company has developed a peer group of 14 companies in comparable industries with median revenues approximating those of the Company for purposes of serving as a reference point for compensation levels. It provides the Committee with a general understanding of current compensation practices rather than a formula for establishing specific pay levels, and is not intended to supplant Committee judgment. Consistent with past years, the Company does not engage in formal benchmarking in setting executive compensation.

The peer group companies are shown in the table below.

($ millions)

Company	FYE 2011 Revenues	Company	FYE 2011 Revenues
Barnes Group Inc.	$1,169	IDEX Corp.	$1,838
Chart Industries Inc.	$795	John Bean Technologies	$956
Circor International Inc.	$822	Kaydon Corp.	$460
Clarcor Inc.	$1,127	Manitowoc Co. Inc.	$3,652
Colfax Corp.	$693	Papa John's Int'l Inc.	$1,218
Dover Corp.	$7,950	Robbins & Myers Inc.	$821
Graco Inc.	$895	Standex International Corp.	$634
Middleby Corp.	$856	Peer Group Median	$956

The Elements of the Company's Compensation Program

The Company's compensation program is generally divided into three elements: (1) base salary, (2) annual performance incentive programs and (3) long term equity-based incentive programs. We use the mix of these elements to emphasize pay for performance. Using the elements of total direct compensation, we also recognize the different value brought by individual jobs within the Company. As a general rule, our CEO and CFO have the greatest responsibility for the operation and performance of the business and, accordingly, such individuals receive the most potential upside in their compensation, but also the most compensation subject to risk, depending on financial performance.

Base Salary

Base salary levels and any annual salary increases are budgeted based on the current business environment and the individual's level of responsibility and merit within the Company. The table below sets forth the base salary levels and associated changes for Named Executive Officers for the 2011 fiscal year. The Committee determined that no change was necessary for the 2011 fiscal year.

Named Executive Officer	2010 Base Salary	2011 Base Salary	% Change
Selim A. Bassoul	$1,000,000	$1,000,000	—%
Timothy J. FitzGerald	$400,000	$400,000	—%
David Brewer	$400,000	$400,000	—%
Martin M. Lindsay	$140,000	$140,000	—%

Annual Performance-Based Incentive Programs

Value Creation Incentive Plan

In 2011, the Board adopted a cash-based incentive compensation plan designed to allow performance-based compensation to qualify as such under Section 162(m) of the Code. The Value Creation Incentive Plan ("VCIP") enables the Company to continue to take advantage of tax deductions for compensation paid, to establish stringent performance conditions for payment with respect to multiple goals and provides the Committee with the flexibility to address changing business needs. The VCIP is intended to provide an incentive for superior performance and to motivate eligible employees toward the highest level of achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers.

Each of the Named Executive Officers is eligible to participate in the VCIP if selected by the Committee for participation. During 2011, each of the Named Executive Officers was selected to participate in the VCIP. Payment of VCIP bonuses are made subject to the attainment of the pre-established written performance goals approved by the Committee prior to the 90th day following the beginning of the Company's fiscal year. For 2011, the performance goals were based upon achievement of EBITDA and EPS for the fiscal year. As established by the Committee, performance was required to meet or exceed the threshold performance level on both the EPS and the EBITDA metrics in order for a bonus to be earned; if performance was below threshold on either or both metrics, no bonus would be earned. Tiered performance goals above the threshold EBITDA and EPS goals were established, which if met, lead to an incrementally higher annual bonus.

The goals were set based on an analysis of historical growth in EPS and EBITDA, as well as an analysis of industry and analyst growth expectations. As shown in the summary table below, each metric was weighted at 50%.

For 2011, the Named Executive Officers had the opportunity to earn bonuses under the VCIP based on the following:

  •
  The EBITDA goal ranged from $170,000,000 to $182,000,000.

  •
  The EPS performance goal ranged from $4.37 to $4.68.

  •
  Mr. Bassoul's corresponding award opportunities ranged from $4,000,000 to $8,000,000; Mr. FitzGerald's corresponding award opportunities ranged from $1,050,000 to $2,100,000; and Mr. Lindsay's corresponding award opportunities ranged from $92,500 to $185,000.

  •
  To be eligible for a VCIP bonus, Mr. Brewer was subject to an additional performance goal related to an increase in sales growth for Middleby National Sales in the range of 12% at threshold to 20% at maximum. Mr. Brewer's corresponding award opportunities ranged from $100,000 to $400,000.

For 2011, actual EBITDA achieved was $186,198,890 and actual EPS was $5.15. With respect to Mr. Brewer's additional performance goal, for 2011, actual sales grew by 27.5%. Each of the Named Executive Officers received a maximum award for maximum performance.

The following table shows 2011 actual EBITDA and EPS as compared to the target EBITDA and EPS goals (and for Mr. Brewer, actual increase in sales growth as compared to target increase in sales growth goal), and the corresponding payout to each named executive officer.

Name	Target Payout ($)	Maximum Payout ($)	Target Performance	Maximum Performance	Actual Performance	Actual Payout ($)
Selim A. Bassoul	3,000,000	4,000,000	EPS + 14%	EPS + 18%	+30%	4,000,000
	3,000,000	4,000,000	EBITDA + 14%	EBITDA + 18%	+20%	4,000,000
Timothy J. FitzGerald	787,500	1,050,000	EPS + 14%	EPS + 18%	+30%	1,050,000
	787,500	1,050,000	EBITDA + 14%	EBITDA + 18%	+20%	1,050,000
David Brewer	250,000	400,000	Sales + 16%	Sales + 20%	+27.5%	400,000
Martin M. Lindsay	69,375	92,500	EPS + 14%	EPS + 18%	+30%	92,500
	69,375	92,500	EBITDA + 14%	EBITDA + 18%	+20%	92,500

EBITDA is determined by the Committee in accordance with Generally Accepted Accounting Principles, subject to adjustment to reflect the impact of specific extraordinary items not reflected in the goals. Under the VCIP, the EBITDA calculation does not include foreign exchange gains/losses and does include all bonuses and incentive compensation payable, including VCIP payments, to Company employees for the applicable year.

Payments of VCIP bonuses, if any, are made after the completion of the Company's fiscal year end audit and only after the Committee certifies, in writing, that the goals with respect to which VCIP payments are to be made have been attained.

The bonus awarded to each Named Executive Officer in respect of 2011 performance under the VCIP is reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table below.

Long Term Equity-Based Incentive Programs

2011 Long-Term Incentive Plan and 2007 Stock Incentive Plan

In 2011, the Board adopted the 2011 Long-Term Incentive Plan ("LTIP"), an equity-based incentive plan, which was approved by the Company's stockholders effective May 8, 2011. The LTIP replaced the Company's 2007 Stock Incentive Plan (the "2007 Plan") for new awards as of the effective date. The LTIP is an equity-based incentive plan that encourages Named Executive Officers, non-employee Board members and senior management of the Company and its subsidiaries to have common stock ownership in the Company and further aligns the interests of Named Executive Officers, Board members and senior management with those of stockholders. The Committee is authorized to make grants of stock options, stock appreciation rights, restricted stock or performance stock under the LTIP.

Generally, the Committee determines the overall size of the long-term incentive award for each Named Executive Officer, including the CEO and CFO, and makes an equity grant at one of its regularly-scheduled quarterly meetings. The CEO will make recommendations to the Committee regarding award levels for executive officers other than the CFO. However, the Committee may also make grants at varying times of the year, generally in connection with new employment arrangements or promotions, or based on the availability of shares under Company's stockholder-approved long-term equity compensation plans. The Committee has made such awards without regard to the release of the Company's financial results for the year or the release of any other material non-public information.

In 2011, the Committee granted performance-based equity awards to the Named Executive Officers that reflect competitive practices in terms of a multi-year performance period and stretch goals and reinforces the Company's pay-for-performance philosophy. Accordingly, the performance stock awards vest based upon achievement of various levels of year over year growth in EBITDA and year over year growth in EPS goals. The goals were set based on an analysis of historical growth in EPS and EBITDA, as well as an analysis of industry and analyst growth expectations. Depending on the level of achievement reached at the end of the multi-year period, the Named Executive Officers will vest in the corresponding portion of the performance stock in 2014. The number of shares of performance stock granted in excess of the number that vest in 2014 will be forfeited.

The Committee approved performance stock grants in the following amounts: Mr. Bassoul—50,000 shares if threshold performance is reached, 80,000 shares if midpoint performance is reached or 200,000 shares if maximum performance is reached; Mr. FitzGerald—20,000 shares if threshold performance is reached, 32,000 shares if midpoint performance is reached or 80,000 shares if maximum performance is reached; Mr. Lindsay, 1,000 shares if threshold performance is reached, 1,600 shares if midpoint performance is reached or 4,000 shares if maximum performance is reached, in each case, with respect to both performance measures (EBITDA and EPS).

The following chart represents the percentage of the maximum number of shares that will vest under the performance stock grant, based on three-year cumulative performance on EPS and EBITDA at the end of the three-year performance period. Performance must meet or exceed the threshold performance level on both EPS and EBITDA in order for shares to be earned; if performance is below threshold on either or both metrics, no shares will be earned.

Note: EPS and EBITDA presented in the following table represent three-year cumulative results. The "yoy%" represents the annual growth in EPS and EBITDA over the 2011 fiscal year end results.

Historical Return to Stockholders and Realized Equity Compensation

The Company has historically granted performance-based equity compensation to its CEO and CFO, consisting of stock options and restricted stock with performance-based vesting features, such as stock price increases or ROE performance. Accordingly, equity awards granted to the CEO and CFO only vest if there is a positive return to stockholders.

The following table is a summary of wealth accumulation for the CEO and CFO (value realized on option exercises plus value realized on restricted stock vesting) and stockholder returns (market capitalization increase and annualized total shareholder return). Over three separate time periods representing 1-year (FYE 2010—FYE 2011), 3-years (FYE 2008—FYE 2011), and 5-years (FYE 2006—FYE 2011), returns have been positive to stockholders. Over the 1 and 5-year periods, returns to stockholders have outpaced the median peer group, also resulting in realized wealth for the CEO and CFO. For the 5-year period, the total wealth accumulation for the CEO and CFO as a percentage of the increase in market capitalization of the Company in that same time period equaled 6.4% and 1.8%, respectively.

Stock ownership requirement.

The Company requires Named Executive Officers and senior executives to maintain a minimum percentage of base salary in the form of Common Stock ownership. Unexercised stock options are not considered in calculating the stock ownership requirement. The base salary percentages are set by the Committee annually and are set at levels consistent with the individual's level of responsibility within the Company. If a participant in the Company's annual performance-based incentive plans meets or exceeds their stock ownership requirement, then they are eligible to receive 100% of their annual bonus. If a participant does not meet the applicable stock ownership requirement, then a maximum of one-third of his or her annual bonus will be used to purchase common stock on the participant's behalf. This policy will continue under all annual performance-based incentive plans maintained by the Company.

Stock ownership requirements of the Named Executive Officers as of December 31, 2011 are as follows:

Named Executive Officer	Stock Ownership Requirement (multiple of base salary)	Stock Ownership Requirement (shares)	Actual Stock Ownership (shares)
Selim A. Bassoul	3 × base salary	31,901	879,277	(1)
Timothy J. FitzGerald	2 × base salary	8,508	215,332	(2)
David Brewer	2 × base salary	8,508	14,933
Martin M. Lindsay	2 × base salary	2,977	28,845	(3)

Footnotes:

(1)
Does not include 406,684 vested unexercised options.

(2)
Does not include 21,520 vested unexercised options.

(3)
Does not include 15,600 vested unexercised options.

No Backdating.    The Company does not backdate options or grant options retroactively. All grants to any Company employee are approved by the Committee and are presented to the full Board for final approval. The exercise price of an option is set at the fair market value of the underlying Common Stock, which is equal to the closing market price of such stock on the date of grant and this method has been consistently applied.

Pension Plans and Post-Employment Benefits

Pursuant to his employment agreement, the CEO is entitled to a nonqualified defined benefit pension benefit as follows. Upon the CEO's retirement on or after the date on which he attains the age of 55 (the "Age 55 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. Mr. Bassoul is currently age 55 and is eligible for the Age 55 Retirement Benefit. If the CEO retires after the date on which he attains the age of 60 (the "Age 60 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If the CEO retires after the date on which he attains the age of 65, he will be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and the Age 60 Retirement Benefit, payable for the remainder of his life. The estimated monthly retirement benefit payable to the CEO based on his base salary as of December 31, 2011 would be $41,667 at the retirement age of 55, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65. The CEO and his dependents are generally entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their dependents for life, subject to any Medicare coverage being the primary coverage.

Perquisites

The Named Executive Officers and senior executives of the Company are offered limited perquisites. In general, executives in sales oriented positions are offered an automobile expense reimbursement that varies by individual, but in no event exceeds ten thousand dollars per fiscal year. The CEO is provided the use of a Company automobile, with the associated income taxes added to annual income, and is reimbursed for the cost of annual income tax planning services.

Employment Agreements

To attract and retain highly skilled executives and to provide for certainty regarding rights and obligations, the Company has historically provided employment agreements to certain of its executive officers. The Committee believes that its employment agreements are crucial to the success of the Company in retaining the services of Mr. Bassoul, our Chairman, CEO and President, and Mr. FitzGerald, our CFO. The Company's employment agreement with Mr. Bassoul, as extended effective February 25, 2012, provides for an employment term through March 1, 2013. The Company's employment agreement with Mr. FitzGerald provides for a three year term ending on March 1, 2013. The Company expects to enter into new employment agreements with Mr. Bassoul and Mr. FitzGerald during 2012.

Accounting and Tax Implications of Executive Compensation

Current federal tax law imposes an annual individual limit of $1 million on the deductibility of the Company's compensation payments to the CEO and its three other most highly compensated executive officers other than the CFO. Performance-based compensation that satisfies the conditions of Section 162(m) of the Code is excluded for purposes of this limitation. The 2011 annual incentive awards made to Messrs. Bassoul, FitzGerald and Lindsay under the Company's annual performance-based incentive plans were subject to, and made in accordance with, the Committee's pre-established performance goals, as required in order to qualify as "performance-based compensation" under Section 162(m) of the Code. The Committee reserves the right to pay compensation that may be non-deductible to the Company if it determines that it would be in the best interests of the Company.

Risk Assessment Regarding Company Compensation Program

The Committee, together with the Chairman of the Audit Committee and executive management, have considered risks arising from the Company's compensation policies and practices for its employees and have concluded that the compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In connection with the Company's adoption of performance-based compensation for its employees, an important objective of the Committee was ensuring that none of the targets would pose excessive risks. The Committee discussed the relationship between the Company's compensation and benefits program and its risk profile with input from the Chairman of the Audit Committee and executive management. During its review, the Committee focused upon our short-term incentives, long-term incentives and change-in-control benefits as having the greatest potential to create incentives for individual or collective risk-taking. Following a thorough review of these and other components of the Company's compensation and benefit program, the Committee determined that the program does not create any incentives with respect to individual or collective behavior that are reasonably likely to have a material adverse effect upon either the Company's risk profile or the Company's overall approach to risk management.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company's management. Based on the review and discussions, the Committee recommends to the Company's Board that the CD&A be included in these proxy materials.

The Compensation Committee John R. Miller III, Chairman, Ryan Levenson and Gordon O'Brien

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2011

The following table sets forth information concerning the annual and long-term compensation for services to the Company in all capacities received by the following persons who are collectively referred to as the Company's "Named Executive Officers": (i) the Chief Executive Officer of the Company, (ii) the Chief Financial Officer of the Company and (iii) the two other executive officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) in respect of fiscal years 2011, 2010 and 2009, respectively, to the extent such person was a Named Executive Officer in the applicable fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and NonQualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)		Total ($)
Selim A. Bassoul	2011	1,000,000	—	17,996,000	—	8,000,000	(2)	609,393	84,191	(4)	27,689,584
Chairman of the Board,	2010	1,000,000	—	—	—	8,000,000		565,402	49,596		9,614,998
President and Chief	2009	1,000,000		7,525,902	—	3,500,000		523,986	48,322		12,598,210
Executive Officer
Timothy J. FitzGerald	2011	400,000	—	7,198,400	—	2,100,000	(5)	—	6,533		9,704,933
Vice President and Chief	2010	400,000	—	—	—	2,100,000		—	1,795		2,501,795
Financial Officer	2009	400,000	—	3,875,040	—	600,000		—	1,730		4,876,770
David Brewer	2011	400,000	—	—	—	400,000	(7)	—	7,399	(8)	807,399
Chief Operating Officer	2010	400,000	—	—	—	300,000		—	3,445		703,445
	2009	400,000	—	382,720	—	—		—	1,194		783,914
Martin M. Lindsay	2011	140,000	—	359,920	—	185,000	(9)	—	5,381		690,301
Corporate Treasurer	2010	140,000	—	—	—	160,000		—	1,537		301,537
	2009	140,000	—	234,416	—	115,000		—	1,502		490,918

(1)
The amounts reported in the "Stock Awards" column of the table for 2011 reflect the fair value on the grant date of the performance based stock awards granted to our Named Executive Officers during 2011 based upon the probable achievement under such awards determined as of the grant date, consistent with the estimate of the aggregate compensation cost to be recognized over the applicable service period determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718, excluding the effect of estimated forfeitures. The valuation assumptions used in determining 2011 amounts are described in Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The amounts reported in the "Stock Awards" column of the table for 2009 likewise reflect the fair value on the grant date of the stock awards granted to our Named Executive Officers during 2009 determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions used to calculate these amounts, please refer to, as applicable, the "Notes to Consolidated Financial Statements", Note (3)—"Summary of Significant Accounting Policies", Note (p)—"Non-Cash Share-Based Compensation", included in the Company's 2009 Annual Report on Form 10-K as filed with the SEC on March 3, 2010 and Note (4)—"Summary of Significant Accounting Policies." No "Stock Awards" were made to the Named Executive Officers in 2010.

The grant date fair value of performance stock awards granted to each of our Named Executive Officers during 2011 as shown in the table above reflects the maximum level of performance.

(2)
Mr. Bassoul's 2011 Non-Equity Incentive Plan Compensation consists of $8,000,000 paid under the VCIP. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(3)
Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but before the date on which he attains the age of 60 (the "Age 55 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains the age of 65 (the "Age 60 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he will be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life.

(4)
All Other Compensation amounts in 2011 for Mr. Bassoul include $55,000 in director's fees for services to the Company and its subsidiaries, $16,151 for a Company-provided automobile, a $1,375 Company contribution to a health savings account, $2,150 of Company paid life insurance premiums and a 401(k) Company matching contribution of $9,515. The incremental cost to the Company with respect to the Company-owned automobile provided to Mr. Bassoul is estimated to be less than the $16,151 included in the table, which represents the taxable income imputed to Mr. Bassoul for his personal use of the automobile.

(5)
Mr. FitzGerald's 2011 Non-Equity Incentive Plan Compensation consists of $2,100,000 paid under the VCIP. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(6)
All Other Compensation amounts in 2011 for Mr. FitzGerald include a $1,375 Company contribution to a health savings account, $420 in Company paid life insurance premiums, and a 401(k) Company matching contribution of $4,900.

(7)
Mr. Brewer's 2011 Non-Equity Incentive Plan Compensation consists of $400,000 paid under the VCIP. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(8)
All Other Compensation amounts in 2011 for Mr. Brewer include a $1,375 Company contribution to a health savings account, $3,870 in Company paid life insurance premiums and a 401(k) Company matching contribution of $2,154.

(9)
Mr. Lindsay's 2011 Non-Equity Incentive Plan Compensation consists of $185,000 paid under the VCIP. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(10)
All Other Compensation amounts in 2011 for Mr. Lindsay include a $1,375 Company contribution to a health savings account, $162 in Company paid life insurance premiums and a 401(k) Company matching contribution of $3,844.

Employment Agreements with Named Executive Officers

Selim A. Bassoul

The Company and MM entered into an employment agreement with Mr. Bassoul on December 23, 2004. The agreement provides, among other things, for Mr. Bassoul to serve as President, Chief Executive Officer and Chairman of the Board of the Company and of MM for a term ending on March 1, 2012. Pending negotiation of a new employment agreement with Mr. Bassoul, the terms and conditions of the employment agreement were extended by the Company and Mr. Bassoul for a one year period ending March 1, 2013. Under the agreement, Mr. Bassoul receives an annual base salary of $1,000,000.

Mr. Bassoul's employment agreement provides that he is eligible to participate in the Company's Management Incentive Compensation Plan (MICP). The MICP has been superseded by the VCIP, which was adopted by the Board and approved by the Company's stockholders in 2011.

Mr. Bassoul's employment agreement also provides for a Company-provided automobile, which is described in footnote 4 to the "Summary Compensation Table", and a nonqualified retirement benefit, which is described under the heading "Pension Benefits for Fiscal Year 2011."

The terms of the employment agreement relating to the termination of Mr. Bassoul's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control."

Timothy J. FitzGerald

The Company and MM entered into an amended and restated employment agreement with Timothy J. FitzGerald, the Company's Vice President and Chief Financial Officer, effective on March 1, 2010. Mr. FitzGerald's employment agreement has a three-year term and will continue until March 1, 2013, unless Mr. FitzGerald's employment is earlier terminated under the terms of the employment agreement. Under the agreement, Mr. FitzGerald receives an annual base salary of $400,000.

Mr. FitzGerald's employment agreement provides that he is eligible to participate in and earn an annual bonus under the management incentive programs adopted by the Company from time to time, subject to the terms and conditions of such programs, based on Mr. FitzGerald's achievement of performance targets established in the sole discretion of the Company.

The terms of the employment agreement relating to the termination of Mr. FitzGerald's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control."

Grants of Plan-Based Awards in Fiscal Year 2011

The following table sets forth information concerning cash incentive opportunities and grants of performance restricted stock and options made to Named Executive Officers during the 2011 fiscal year. The grant date set forth below is the date that the Board granted the award.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards					Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(5)	Maximum (#)
Selim A. Bassoul	3/28/2011	—	—	—	50,000	80,000	200,000	—	—	17,996,000
	(2)	2,000,000	3,000,000	4,000,000	—	—	—	—	—	—
	(3)	2,000,000	3,000,000	4,000,000	—	—	—	—	—	—

Timothy J. FitzGerald	3/28/2011	—	—	—	20,000	32,000	80,000	—	—	7,198,400
	(2)	525,000	787,500	1,050,000	—	—	—	—	—	—
	(3)	525,000	787,500	1,050,000	—	—	—	—	—	—

David Brewer		—	—	—	—	—	—	—	—	—
	(2)(4)	50,000	125,000	200,000	—	—	—	—	—	—
	(3)(4)	50,000	125,000	200,000	—	—	—	—	—	—

Martin Lindsay	3/28/2011	—	—	—	1,000	1,600	4,000	—	—	359,920
	(2)	46,250	69,375	92,500	—	—	—	—	—	—
	(3)	46,250	69,375	92,500	—	—	—	—	—	—

(1)
These columns represent the annual cash award opportunities for each Named Executive Officer under the VCIP. The actual payouts under the plans for 2011 performance were approved on March 9, 2012, and are reflected in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table".

(2)
Award granted pursuant to the VCIP utilizing Earnings Per Share ("EPS") performance metrics. The threshold metric requires EPS growth of 10%, the target metric requires EPS growth of 14%, and the maximum metric requires EPS growth of 18%. EPS is defined as actual fiscal 2011 EPS, excluding any unusual charges related to acquisitions or restructuring reported by the Company on a diluted basis.

(3)
Award granted pursuant to the VCIP utilizing Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") performance metrics. The threshold metric requires EBITDA growth of 10%, the target metric requires EBITDA growth of 14% and the maximum metric requires EBITDA growth of 18%.

(4)
Mr. Brewer's VCIP award is contingent upon meeting sales growth metrics before being able to qualify for a VCIP award based on the Company's achievement of threshold EPS and EBITDA goals described above. The threshold metric requires Middleby National Sales growth of 12%, the target metric requires Middleby National Sales growth of 16%, and the maximum metric requires Middleby National Sales growth of 20%.

(5)
Represents number of shares earned at midpoint performance.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table sets forth certain information concerning outstanding stock options and stock awards held by each of the Named Executive Officers under the 1998 Stock Incentive Plan, 2007 Stock Incentive Plan and Long Term Incentive Plan on December 31, 2011, the end of the 2011 fiscal year.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(a)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Selim A. Bassoul	184,408	(1)	—	—	2.95	02/26/2012	—	—	59,572	(5)	5,602,151
	80,972	(2)	—	—	5.255	03/05/2013	—	—	48,400	(6)	4,551,536
	125,712	(3)	—	—	9.235	10/23/2013	—	—	22,500	(7)	2,115,900
	200,000	(4)	—	—	9.235	10/23/2013	—	—	26,219	(8)	2,465,635
									200,000	(9)	18,808,000
Timothy J. FitzGerald	21,520	(10)	—	—	9.235	10/23/2013	—	—	—		—
	—		—	—	—	—	—	—	9,000	(11)	846,360
	—		—	—	—	—	—	—	22,000	(12)	2,068,880
	—		—	—	—	—	—	—	15,000	(13)	1,410,600
	—		—	—	—	—	—	—	13,500	(14)	1,269,540
									80,000	(15)	7,523,200
David Brewer	—		—	—	—	—	—	—	6,000	(16)	564,240
	—		—	—	—	—	—	—	6,000	(17)	564,240
	—		—	—	—	—	—	—	1,333	(18)	125,355
Martin M. Lindsay	600	(19)	—	—	5.255	03/05/2013	—	—	1,200	(21)	112,848
	15,000	(20)	—	—	26.965	02/28/2015	—	—	1,250	(22)	117,550
	—		—	—	—	—	—	—	817	(23)	76,831
									4,000	(24)	376,160

(1)
On February 26, 2002, Mr. Bassoul was granted an option to purchase 400,000 shares of Common Stock. The option grant vested in 20% increments over a five year period. The strike price of the option grant is $2.95, the closing price of Common Stock on the date of grant. All outstanding options under this award were exercised in February 2012.

(2)
On March 5, 2003, Mr. Bassoul was granted an option to purchase 100,000 shares of Common Stock. The option grant vested in 20% increments over a five year period. The strike price of the option grant is $5.255, the closing price of Common Stock on the date of grant.

(3)
On October 23, 2003, Mr. Bassoul was granted an option to purchase 250,000 shares of Common Stock. The option grant was 100% vested on the date of grant. The strike price of the option grant is $9.235, the closing price of Common Stock on the date of grant.

(4)
On October 23, 2003, Mr. Bassoul was granted an option to purchase 200,000 shares of Common Stock. The option grant vested in 20% increments upon the earlier of (i) the date that the market price of the Common Stock surpassed $18, $18.50, $19, $19.50, and $20 and (ii) October 23, 2008. Consistent with vesting parameters, this option grant was fully vested in the fourth quarter of 2004. The strike price of the option grant is $9.235, the closing price of Common Stock on the date of grant.

(5)
On March 8, 2007, Mr. Bassoul was awarded 139,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in seven equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"), at or above $100 between January 1, 2013 and January 1, 2016 ("2013 Tranche") and at or above $100 between January 1, 2014 and January 1, 2017 ("2014 Tranche"). On December 29, 2009 a total of 39,714 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(6)
On May 5, 2007, Mr. Bassoul was awarded 121,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 72,600 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2008 Tranche, 2009 Tranche and 2010 Tranche. On January 1, 2012 a total of 24,200 shares vested.

(7)
On May 27, 2008, Mr. Bassoul was awarded 90,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above

  $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 45,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche. On January 1, 2012 a total of 22,500 shares vested.

(8)
On December 29, 2009, Mr. Bassoul was awarded 157,314 shares of restricted stock. The grant is divided into two equal Tranches, both of which are subject to performance and time based vesting requirements. Tranche 1 vests on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. Tranche 2 vests on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. On January 1, 2012 a total of 26,219 shares vested.

(9)
On March 28, 2011, Mr. Bassoul was awarded 200,000 shares of performance-based restricted stock. The award provides for vesting at the end of a three-year performance period based on the achievement of specified year over year increases in earnings per share (EPS) and earnings before interest, taxes, depreciation, and amortization (EBITDA). The performance period of the award is January 1, 2011, to December 31, 2013. On December 31, 2011, all shares related to this award remained unvested.

(10)
On October 23, 2003, Mr. FitzGerald was granted an option to purchase 70,000 shares of Common Stock. The option grant was 100% vested on the date of grant. The option exercise price is equal to $9.235, the closing price of Common Stock on the date of grant.

(11)
On March 8, 2007, Mr. FitzGerald was awarded 45,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). On December 29, 2009 a total of 18,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(12)
On May 5, 2007, Mr. FitzGerald was awarded 55,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 33,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2008 Tranche, 2009 Tranche, and 2010 Tranche. On January 4, 2012, a total of 11,000 shares vested.

(13)
On May 27, 2008, Mr. FitzGerald was awarded 60,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 30,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche. On January 1, 2012 a total of 15,000 shares vested.

(14)
On December 29, 2009, Mr. FitzGerald was awarded 81,000 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 67,500 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 12,500 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. On January 1, 2012, 13,500 shares vested.

(15)
On March 28, 2011, Mr. FitzGerald was awarded 80,000 shares of performance-based restricted stock. The award provides for vesting at the end of a three-year performance period based on the achievement of specified year over year increases in earnings per share (EPS) and earnings before interest, taxes, depreciation, and amortization (EBITDA). The performance period of the award is January 1, 2011, to December 31, 2013. On December 31, 2011, all shares related to this award remained unvested.

(16)
On January 28, 2008, Mr. Brewer was awarded 10,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). On December 29, 2009 a total of 4,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche. On January 4, 2012 a total of 2,000 shares vested.

(17)
On February 13, 2008, Mr. Brewer was awarded 10,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). On December 29, 2009 a total of 4,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche. On January 4, 2012 a total of 2,000 shares vested.

(18)
On December 29, 2009, Mr. Brewer was awarded 8,000 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 6,667 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 1,333 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. On January 1, 2012 a total of 1,333 shares vested.

(19)
On March 5, 2003, Mr. Lindsay was granted an option to purchase 3,000 shares of Common Stock. The option grant vested in 20% increments over a five year period following the grant date. The option exercise price is equal to $5.255, the closing price of the Common Stock on the date of grant.

(20)
On February 28, 2005, Mr. Lindsay was granted an option to purchase 20,000 shares of Common Stock. The option vested in full in 25% increments based on achievement of stock price targets. The option exercise price is equal to $26.965, the closing price of the Common Stock on the date of grant.

(21)
On March 8, 2007, Mr. Lindsay was awarded 6,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five annual installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). On December 29, 2009 a total of 2,400 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(22)
On May 27, 2008, Mr. Lindsay was awarded 5,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 2,500 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche. On January 1, 2012 a total of 1,250 shares vested.

(23)
On December 29, 2009, Mr. Lindsay was awarded 4,900 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 4,083 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 817 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. On January 1, 2012 a total of 817 shares vested.

(24)
On March 28, 2011, Mr. Lindsay was awarded 4,000 shares of performance-based restricted stock. The award provides for vesting at the end of a three-year performance period based on the achievement of specified year over year increases in earnings per share (EPS) and earnings before interest, taxes, depreciation, and amortization (EBITDA). The performance period of the award is January 1, 2011, to December 31, 2013. On December 31, 2011, all shares related to this award remained unvested.

Note Regarding 2012 Vesting:

On January 1, 2012, a tranche of a restricted stock, originally granted on May 27, 2008, met vesting requirements resulting in the vesting of 45,625 shares.

Terms of this tranche stipulate that the tranche will vest when the 30 day average price of Common Stock reaches $81.49.

Named Executive Officers participated in this vesting as follows:

a)
.   Mr. Bassoul received 22,500 vested shares and surrendered 8,185 shares in payment of payroll taxes incurred upon the vesting.

b)
.   Mr. FitzGerald received 15,000 vested shares and surrendered 6,280 shares in payment of payroll taxes incurred upon the vesting.

c)
.   Mr. Brewer did not participate in this grant.

d)
.   Mr. Lindsay received 1,250 vested shares and surrendered 532 shares in payment of payroll taxes incurred upon the vesting.

On January 1, 2012, a tranche of a restricted stock, originally granted on December 29, 2009, met vesting requirements resulting in the vesting of 53,262 shares.

Terms of this tranche stipulate that the tranche will vest if the Return on Equity for the Company exceeds 15% in the 2010 fiscal year.

Named Executive Officers participated in this vesting as follows:

a)
.   Mr. Bassoul received 26,219 vested shares and surrendered 9,609 shares in payment of payroll taxes incurred upon the vesting.

b)
.   Mr. FitzGerald received 13,500 vested shares and surrendered 5,569 shares in payment of payroll taxes incurred upon the vesting.

c)
.   Mr. Brewer did not participate in this grant.

d)
.   Mr. Lindsay received 817 vested shares and surrendered 354 shares in payment of payroll taxes incurred upon the vesting.

On January 4, 2012, a tranche of a restricted stock, originally granted on January 31, 2008, met vesting requirements resulting in the vesting of 2,000 shares.

Terms of this tranche stipulate that the tranche will vest when the 30 day average price of Common Stock reaches $92.50.

Named Executive Officers participated in this vesting as follows:

a)
.   Mr. Bassoul did not participate in this grant.

b)
.   Mr. FitzGerald did not participate in this grant.

c)
.   Mr. Brewer received 2,000 vested shares and surrendered 837 shares in payment of payroll taxes incurred upon the vesting.

d)
.   Mr. Lindsay did not participate in this grant.

On January 4, 2012, a tranche of a restricted stock, originally granted on February 13, 2008, met vesting requirements resulting in the vesting of 35,2000 shares.

Terms of this tranche stipulate that the tranche will vest when the 30 day average price of Common Stock reaches $92.50.

Named Executive Officers participated in this vesting as follows:

a)
.   Mr. Bassoul did not participate in this grant.

b)
.   Mr. FitzGerald did not participate in this grant.

c)
.   Mr. Brewer received 2,000 vested shares and surrendered 837 shares in payment of payroll taxes incurred upon the vesting.

d)
.   Mr. Lindsay did not participate in this grant.

On January 4, 2012, a tranche of a restricted stock, originally granted on May 7, 2007, met vesting requirements resulting in the vesting of 2,000 shares.

Terms of this tranche stipulate that the tranche will vest when the 30 day average price of Common Stock reaches $92.50.

Named Executive Officers participated in this vesting as follows:

a)
.   Mr. Bassoul received 24,200 vested shares and surrendered 8,808 shares in payment of payroll taxes incurred upon the vesting.

b)
.   Mr. FitzGerald received 11,000 vested shares and surrendered 4,552 shares in payment of payroll taxes incurred upon the vesting.

c)
.   Mr. Brewer did not participate in this grant.

d)
.   Mr. Lindsay did not participate in this grant.

Option Exercises and Stock Vested for Fiscal Year 2011

The following table sets forth the aggregate amounts received or realized in connection with the exercise of stock options and vesting of stock awards under the 1998 Stock Incentive Plan, 2007 Stock Incentive Plan, and 2011 Long Term Incentive Plan during the 2011 fiscal year by each of the Named Executive Officers. Options awarded under the plans become exercisable in accordance with the terms of the grant and generally have a ten year term.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Selim A. Bassoul	—	—	173,452	14,496,329
Timothy J. FitzGerald	7,972	701,377	91,500	7,644,780
David Brewer	—	—	6,667	551,894
Martin Lindsay	—	—	6,533	548,960

Pension Benefits for Fiscal Year 2011

Pursuant to his employment agreement (described above under the heading "Employment Agreements with Named Executive Officers"), Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but prior to the date on which he attains age 60 (the "Age 55 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. Mr. Bassoul is age 55 and is currently eligible for this benefit. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains age 65 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary (the "Age 65 Retirement Benefit"), in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life. A termination of Mr. Bassoul's employment by the Company without cause, by Mr. Bassoul within six months of a change of control or by reason of Mr. Bassoul's death or disability will entitle Mr. Bassoul or his estate to a pro rata portion of his Age 55 Retirement Benefit, Age 60 Retirement Benefit or Age 65 Retirement Benefit, as the case may be.

The estimated monthly retirement benefit payable to Mr. Bassoul based on his compensation level as of December 31, 2011, would be $41,666 at the retirement age of 55, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65, assuming a base salary of $1,000,000, as currently in effect.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Selim A. Bassoul	Chairman Retirement Plan	7	3,427,395	(2)
Selim A. Bassoul	Chairman Retirement Medical Plan(3)	7	433,441	(4)

(1)
Reflects years of credited service since the inception of the respective plans. The number of years of credited service for purposes of the plans is less than the Named Executive Officer's years of service with the Company and there is no benefit augmentation as a result.

(2)
The present value of accumulated pension benefits assumes a retirement age of 60, an interest rate of 4.25%, retirement income of $1.0 million, and a length of pension payout of 27 years.

(3)
Mr. Bassoul and his dependents are entitled to continue to participate in all health and medical plans and programs maintained by the Company for its senior executives and their families for life, subject to any Medicare coverage being the primary coverage.

(4)
The present value of accumulated post-retirement medical benefits due to Mr. Bassoul assumes a retirement age of 60, an interest rate of 4.25%, and a length of benefit period of 27 years.

Potential Payments Upon Termination or Change in Control

Under Employment Agreements

Selim Bassoul

During the term of Mr. Bassoul's employment agreement with the Company and MM, as described above under the heading "Employment Agreements with Named Executive Officers," Mr. Bassoul's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. Bassoul at any time, or by the death of Mr. Bassoul.

In the event that the termination is by the Employer for reasons other than cause, Mr. Bassoul's employment agreement provides that a pro rata share of incentive compensation under the MICP that would otherwise have been payable to him had he remained employed by the Company until the last day of the fiscal year will be paid to Mr. Bassoul following the conclusion of the fiscal year for which payable, based on actual performance. As noted above on page 25, the MCIP has been superseded by the VCIP. In addition, the employment agreement provides that if the Company terminates Mr. Bassoul's employment without cause, if Mr. Bassoul terminates his employment due to a material diminution of his duties or a change in his title, or if Mr. Bassoul terminates his employment within the six-month period following a change in control, then Mr. Bassoul will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary and (ii) an amount equal to the greater of (x) the amount of incentive compensation earned by Mr. Bassoul under the MICP (as such plan may be renewed from time to time) with respect to the full calendar year immediately prior to the date of termination and (y) the average incentive compensation paid to Mr. Bassoul under the MICP for each of the three calendar years immediately prior to the date of termination.

Mr. Bassoul's employment agreement also provides that if his employment is terminated by either party, for reasons other than cause, then Mr. Bassoul and his dependents will be entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their families until the later of the death of Mr. Bassoul or his spouse, subject to any Medicare coverage being the primary coverage. The present value of the medical benefits that would be provided to Mr. Bassoul in such circumstances is shown above under "Pension Benefits for Fiscal Year 2011."

Mr. Bassoul's employment agreement also provides Mr. Bassoul with an additional payment (referred to as a "gross-up" payment) intended to reimburse him for the excise tax payable should any payments made to him in the event of a change in control be subject to the excise tax imposed on "excess parachute payments" under section 4999 of the Code, and to reimburse him for the income, excise and employment taxes on the reimbursement payment.

Timothy J. FitzGerald

During the term of Mr. FitzGerald's employment agreement, as described above under the heading "Employment Agreements with Named Executive Officers", Mr. FitzGerald's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. FitzGerald at any time, or by the death of Mr. FitzGerald.

Mr. FitzGerald's employment agreement provides the following severance benefits. If the Employer terminates Mr. FitzGerald's employment without "cause" (as defined in the employment agreement), or if Mr. FitzGerald terminates his employment within six months following a change in control, Mr. FitzGerald will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary for the full calendar year immediately prior to the date of termination and (ii) an amount equal to the greater of (x) the amount of his annual bonus paid under the MICP (as such plan may be renewed from time to time) with respect to the full calendar year immediately prior to the year of termination and (y) the average of his annual bonuses paid under the MICP for each of the two calendar years immediately prior to the year of termination.

Mr. FitzGerald's employment agreement also provides Mr. FitzGerald with an additional payment (referred to as a "gross-up" payment) intended to reimburse him for the excise tax payable should any payments made to him in the event of a change in control be subject to the excise tax imposed on "excess parachute payments" under section 4999 of the Code, and to reimburse him for the income, excise and employment taxes on the reimbursement payment.

Under Equity Incentive Plans

Upon termination of employment for reasons other than disability or death, each of the Named Executive Officers would be entitled to exercise any then-vested outstanding stock options for a period of three months following such termination of employment.

In the event of the disability or death of the Named Executive Officer, the executive or his estate or beneficiary, as the case may be, would be entitled to exercise any then-vested outstanding stock options for a period of one year following such termination event.

On March 28, 2011, the Company granted performance share awards to Mr. Bassoul, Mr. Fitzgerald, and Mr. Lindsay in respect of the performance period commencing on January 1, 2011, and ending on December 31, 2013. In the event of a termination of employment by the Company other than for cause or in the case of Mr. Bassoul, in the event he resigns due to a diminution of duties in accordance with the terms of his employment agreement, the performance share award will immediately vest in that number of shares that would vest based on actual performance measured as of the end of the month immediately prior to the month of such termination (and extrapolated to December 31, 2013, taking into account the length of the shortened performance period in comparison to the original three year period), pro rated for the number of days the executive officer worked through the date of termination. In the event of a change in control, as defined in the Company's 2011 Long-Term Incentive Plan, the performance share award will immediately vest in the greater of (i) the target number of shares or (ii) the number of shares that would vest based on actual performance measured immediately prior to date of the change of control (and extrapolated to December 31, 2013, taking into account the length of the shortened performance period in comparison to the original three year period).

The vesting of outstanding stock options and of the restricted stock awards granted on December 29, 2009 held by the Named Executive Officers will be accelerated in the event that the Named Executive Officer's employment terminates for any reason, other than for cause, within six months following a change in control of the Company. The vesting of other outstanding restricted stock awards generally will be accelerated immediately upon the occurrence of a change in control.

For purposes of the tables below, assuming the occurrence of the triggering event on December 31, 2011, the value of accelerated restricted stock shown is determined by multiplying the number of shares of restricted stock that would vest as of December 31, 2011 by the closing price of the Common Stock on December 31, 2011 of $94.04. The shares of restricted stock granted on December 29, 2009 fully vested on January 1, 2012, and accordingly have not been included in the tables below.

Quantification

The tables below illustrate the potential payouts to each Named Executive Officer under each of the various separation situations discussed above. The tables assume that the terminations took place on December 31, 2011, the last day of our 2011 fiscal year.

Name	Type of Payment	Involuntary Termination Without Cause	Voluntary Termination due to Material Diminution of Duties or Change in Title	Voluntary Termination within 6 Months following Change-in-Control
Selim A. Bassoul(1)	Cash Severance	$13,500,000	$13,500,000	$13,500,000

	Accelerated Vesting of Restricted Stock	$6,206,640	$0	$26,685,919	(2)

	Estimated Gross-Up Payment	$0	$0	$0

	Total	$19,706,640	$13,500,000	$40,185,919

Timothy J. FitzGerald	Cash Severance	$3,000,000	$0	$3,000,000

	Accelerated Vesting of Restricted Stock	$2,482,656	$0	$9,404,000	(3)

	Estimated Gross-Up Payment	$0	$0

	Total	$5,482,656	$0	$12,404,000

David Brewer	Cash Severance	$0	$0	$0

	Accelerated Vesting of Restricted Stock	$0	$0	$752,320	(4)

	Total	$0	$0	$752,320

Martin M. Lindsay	Cash Severance	$0	$0	$0

	Accelerated Vesting of Restricted Stock	$124,133	$0	$489,008	(5)

	Total	$124,133	$0	$489,008

(1)
Upon a termination of Mr. Bassoul's employment other than for cause, or upon Mr. Bassoul's termination of his employment within six months following a change in control, Mr. Bassoul would also become entitled to a monthly retirement benefit equal to approximately $41,666, assuming in each case that the termination occurred on December 31, 2011 and based on his current base salary of $1,000,000. Mr. Bassoul is fully vested in this pension benefit. The pension arrangements, including the benefits payable upon Mr. Bassoul's normal retirement, are described in more detail under the heading "Pension Benefits for Fiscal Year 2011" above.

(2)
Figure does not include 48,710 shares of performance stock that vested on January 1, 2012 and 24,200 shares of performance stock that vested on January 4, 2012.

(3)
Figure does not include 28,500 shares of performance stock that vested on January 1, 2012 and 11,000 shares of performance stock that vested on January 4, 2012.

(4)
Figure does not include 1,333 shares of performance stock that vested on January 1, 2012 and 2,000 shares of performance stock that vested on January 4, 2012.

(5)
Figure does not include 2,087 shares of performance stock that vested on January 1, 2012

Assuming a hypothetical termination of employment in connection with a change in control of the Company occurring on the last day of our 2011 fiscal year, as discussed above, the Company estimates that it would not be obligated to make an excise tax gross up payment to either Mr. Bassoul or Mr. FitzGerald. In the case of Mr. Bassoul, the estimate of the gross-up payment takes into account the value of post-retirement medical benefits in the amount of $220,231 that would be provided to Mr. Bassoul. The present value of the medical benefits that would be provided to Mr. Bassoul was calculated utilizing actuarial assumptions for Mr. Bassoul and his family members, current medical premiums, and expected increases in future premiums based on historical medical premium trends. The estimate of the gross-up payments for each of Mr. Bassoul and Mr. FitzGerald takes into account the following assumptions: the value of accelerated vesting of restricted stock was based on the closing price of the Common Stock on December 31, 2011 ($94.04); a federal income tax rate of 35%, a state income tax rate of 5%, the Medicare tax rate of 1.45% and the federal excise tax rate of 20%, taking into account deductions and potential limits on deductions for state and local taxes.

Director Compensation for Fiscal Year 2011

The following table sets forth information concerning the annual and long-term compensation for services to the Company performed by members of the Board who were not employees of the Company during the 2011 fiscal year.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)		Total ($)
Robert B. Lamb	55,000	(1)	179,960	—	—	—	—		234,960
Audit Committee Member
Ryan Levenson	55,000	(1)	179,960	—	—	—	—		234,960
Audit and Compensation
Committee Member
John R. Miller III	65,000	(1)	179,960	—	—	—			244,960
Compensation Committee
Chairman
Gordon O'Brien	55,000	(1)(2)	539,880	—	—	—	—		594,880
Lead Independent Director
and Compensation
Committee Member
Philip G. Putnam	65,000	(1)	179,960	—	—				244,960
Audit Committee
Chairman
Sabin C. Streeter	55,000	(1)	179,960	—	—		300,000	(4)	534,960
Audit Committee Member

(1)
Beginning January 1, 2011, each nonemployee director of the Company receives an annual retainer of $55,000 with the respective Audit and Compensation Committee Chairmen receiving an additional $10,000 annual retainer.

(2)
Cash-based Board fees for Mr. O'Brien's services are paid directly to his employer, American Capital Strategies.

(3)
On March 28, 2011 a restricted stock grant was awarded to each nonemployee member of the Board. Each Board member received a grant of 2,000 shares, with the exception of Mr. O'Brien, who received a grant of 6,000 shares as lead independent director. The restricted stock grant vests in 20% increments annually.

(4)
Figures represent for Mr. Streeter, a pension distribution of $300,000.

The number of stock options and stock awards outstanding as of December 31, 2011 for each non-employee member of the Board is as follows:

Director	Options	Restricted Stock
Robert B. Lamb	—	2,000
Ryan Levenson	—	2,000
John R. Miller III	—	2,000
Gordon O'Brien	—	6,000
Philip G. Putnam	—	2,000
Sabin C. Streeter	—	2,000

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and such individuals' transactions with the Company is based upon information received from each individual as of March 16, 2012.

The following table sets forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of March 16, 2012, by each person known by the Company to be the beneficial owner of more than five percent of Common Stock, each director and each nominee for director of the Company, each Named Executive Officer of the Company and all current directors and executive officers of the Company as a group. Unless otherwise indicated below, the address for each person listed below is c/o The Middleby Corporation, 1400 Toastmaster Drive, Elgin, Illinois 60120.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class
Directors, Director Nominees, and Executive Officers:
Selim A. Bassoul	1,229,683	(1)	6.4%
Timothy J. FitzGerald	236,852	(2)	1.3%
David Brewer	14,933	(3)	*
Martin M. Lindsay	44,445	(4)	*
Sabin C. Streeter	28,000		*
John R. Miller III	24,000		*
Philip G. Putnam	7,000		*
Gordon O'Brien	15,100		*
Ryan Levenson	2,270		*
Robert B. Lamb	5,000		*
All directors and executive officers of the Company (10 individuals)	1,607,283		8.4%
Other 5% Holders:
Baron Capital Group, Inc.	1,059,522	(5)	5.6%
767 Fifth Avenue, 49th Floor
New York, NY 10153
Blackrock Inc.	952,637	(6)	5.1%
40 East 52nd Street
New York, NY 10022

*
Indicates beneficial ownership of less than 1%.

(1)
Mr. Bassoul is the Chairman, Chief Executive Officer and President of the Company. His holdings include 406,684 shares of Common Stock subject to options exercisable within 60 days, 59,572 shares of restricted Common Stock granted on March 8, 2007, 24,200 shares of restricted stock granted on May 7, 2007, 200,000 shares of restricted Common Stock granted on March 28, 2011 and 46,000 shares held by Mr. Bassoul's spouse as trustee.

(2)
Mr. FitzGerald is Vice President and Chief Financial Officer of the Company. His holdings include 21,520 shares of Common Stock subject to options exercisable within 60 days, 9,000 shares of restricted Common Stock granted on March 8, 2007, 11,000 shares of restricted Common Stock granted on May 7, 2007, 80,000 shares of restricted Common Stock granted on March 28, 2011 and 9,400 shares held by Mr. FitzGerald's spouse and children.

(3)
Mr. Brewer, Chief Operating Officer of the Company, holdings include 4,000 shares of restricted Common Stock granted on January 31, 2008 and 4,000 of restricted Common Stock granted on February 13, 2008.

(4)
Mr. Lindsay, Corporate Treasurer of the Company, holdings include 15,600 shares of Common Stock subject to options exercisable within 60 days, 1,200 shares of restricted Common Stock granted on March 8, 2007 and 4,000 shares of restricted Common Stock granted on March 28, 2011.

(5)
Based on a Schedule 13G filed with the SEC on February 14, 2012 by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc., and Ronald Baron (collectively, "Baron"), Baron (a) has sole voting power with respect to no shares, (b) has shared voting power with respect to 952,522 shares and (c) has shared dispositive power with respect to 1,059,522 shares.

(6)
Based on the Schedule 13G filed with the SEC on February 9, 2012 by Blackrock, Inc., Blackrock, Inc. has sole voting and dispositive power with respect to all 952,637 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers and any person that beneficially owns more than ten percent of the Company's Common Stock are required to report their beneficial ownership and any changes in that ownership to the SEC and the NASDAQ. These reports are required to be submitted by specified deadlines, and the Company is required to report in this proxy statement any failure by directors, officers and beneficial owners of more than ten percent of its Common Stock to file such reports on a timely basis during the Company's most recent fiscal year or, in the case of such a failure that has not previously been so disclosed, prior fiscal years.

Based solely on a review of the copies of reports furnished to the Company during and with respect to the year ended December 31, 2011 and written representations from certain of the Company's directors and executive officers, the Company does not know of any failure by its executive officers, directors and beneficial owners of more than ten percent of its Common Stock to file on a timely basis any reports required by Section 16(a) for the year ended December 31, 2011 and, to the extent applicable for purposes of this disclosure, prior fiscal years, except as disclosed herein.

The Company was one day late in filing Form 4 reports on behalf of Messrs. Lamb, Levenson, Miller, O'Brien, Putnam and Streeter for a grant of restricted stock made on March 28, 2011, and on behalf of Mr. Bassoul for sale transactions made pursuant to an existing 10b501 plan on February 17, 2011 and April 11, 2011. The did not timely file Form 4 reports on behalf of (i) Mr. Lindsay for transactions that occurred on January 1, 2011 and March 7, 2011, (ii) Mr. FitzGerald for transactions that occurred on March 2, 2011, March 7, 2011 and December 27, 2011, (iii) Mr. Brewer for a transaction that occurred on March 15, 2011 and (iv) Mr. Levenson for a transaction that occurred on September 1, 2011. Form 4 reports (and, in the case of Mr. Brewer, a Form 5 report) were subsequently made to report each such transaction.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter, approved by the Board on March 4, 2003 and modified as of February 25, 2004, a copy of which is available under the "Investor Relations" section of the Company's website, located at www.middleby.com.

The Audit Committee has reviewed and discussed with management and with the independent auditors, Deloitte & Touche LLP, the Company's audited financial statements contained in the Annual Report on Form 10-K and that its internal controls over financial reporting were effective for the fiscal year ended December 31, 2011.

The Audit Committee has discussed with the Company's independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as modified or supplemented, by the Public Company Accounting Oversight Board ("PCAOB").

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the auditors the auditors' independence.

The Audit Committee has reviewed and discussed with management the framework and status of Sarbanes-Oxley compliance objectives as of December 31, 2011.

In reliance on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended December 31, 2011 be included in the Company's annual report on Form 10-K, for filing with the SEC.

The Middleby Corporation Audit Committee
Philip G. Putnam, Chairman,
Sabin C. Streeter,
Robert Lamb and
Ryan Levenson

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2011, the Compensation Committee consisted of Messrs. O'Brien, Miller, and Levenson, all of whom were "independent directors" of the Company and were not officers of the Company. During the fiscal year ended December 31, 2011, Selim A. Bassoul, Chairman, President and CEO of the Company, participated with the full Board in reviewing and approving certain components of compensation of other executive officers and senior managers. Recommendations concerning the compensation of Mr. Bassoul were made by the Compensation Committee to the Board. During 2011, no member of the Compensation Committee was, or formerly was, an officer or employee of the Company, or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K, promulgated under the Securities and Exchange Act of 1934, as amended.

The Middleby Corporation Code of Ethics

The Company has adopted a code of ethics that applies to all directors, executive officers, officers and employees of the Company. The Company has made the Code of Ethics available on its website at www.middleby.com.

Audit Firm Fee Summary

During fiscal years 2011 and 2010 the Company retained its principal auditor, Deloitte & Touche LLP, to provide services in the following categories and amounts:

	2011	2010
Audit Fees—Fees for the annual financial statement and internal control audits, reviews of the Company's quarterly reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings	$905,800	$835,500
Audit Related Fees—Fees for the assurance and related services that are associated with the performance of the audit or interim financial statement review and are not reported under audit fees	$28,600	$0
Tax Fees—Fees for tax compliance	$830,422	$499,490
—Fees for assistance with tax audits and tax planning	$770,674	$290,245
All Other Fees—Fees for internal controls consultation services and compensation consulting	$0	$0

All of the services described in Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining the independence of Deloitte & Touche LLP as the Company's public accountants.

The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and permitted non-audit services to be performed by the independent auditors (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Audit Committee (or the members with authority to pre-approve) shall consider whether the auditor's performance of such services is compatible with independence.

Independent Registered Public Accounting Firm

Under its charter, the Audit Committee has the sole discretion and authority to appoint, retain and terminate the Company's independent auditors. Deloitte & Touche LLP has been the company's independent auditor for many years. The Audit Committee has decided, in accordance with sound governance practices, to issue a request for proposal ("RFP") with regard to the company's audit engagement. The Audit Committee desired to conduct a review of prospective independent auditors and to consider the possible advantages and disadvantages of changing independent auditors. The committee's decision to request proposals was not the result of any disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures.

The RFP was issued to four major public accounting firms, including Deloitte & Touche, on March 26, 2012. The Audit Committee plans to complete the RFP process in May 2012, after the conclusion of the Meeting. The selected firm will serve as the Company's independent auditors beginning with the second quarter of 2012. In the interim, the audit committee has appointed Deloitte & Touche to serve as the Company's independent auditors for the first quarter of 2012 and anticipates appointing Deloitte & Touche for subsequent quarters until the RFP is completed and the decision becomes effective. The Company will make a public announcement, in the form of a Form 8-K filing, in the event that it decides to engage a firm other than Deloitte & Touche.

As a result of the Audit Committee's decision to issue the RFP, the Company determined that it was not appropriate to request stockholder ratification of an independent auditor at the Meeting. The Company expects to return to the practice of seeking stockholder ratification of the independent auditor in 2013 and future years.

As the Company's independent auditors for the fiscal year ended December 31, 2011, representatives of Deloitte & Touche will be available to answer questions at the upcoming Meeting.

PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC enacted requirements for the Company to include in this proxy statement a separate resolution, subject to an advisory (non-binding) vote, to approve the compensation of its Named Executive Officers. This proposal is commonly referred to as a "Say on Pay" proposal. As required by these rules, the Company is asking stockholders to vote FOR the adoption of the following resolution:

"Resolved, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

As an advisory (non-binding) vote, this proposal is not binding on the Company. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of its stockholders and will consider the outcome of the vote when making future compensation decisions for its Named Executive Officers.

As outlined in the Compensation Discussion and Analysis ("CD&A") section that begins at page 11, the Company's compensation program is designed to maximize strategic Company goals based on the following objectives:

  •
  attract and retain executive talent;

  •
  link executive compensation with operating performance;

  •
  link executive long-term compensation with stockholder interests; and

  •
  performance-based compensation to comply with Section 162(m) of the Internal Revenue Code.

The Compensation Committee and the Board believe that the policies and procedures articulated in the CD&A are effective in achieving its goals and that the compensation of its Named Executive Officers reported in this proxy statement has contributed to the Company's recent and long-term success. The Company encourages stockholders to review the executive compensation disclosure and executive compensation tables in the CD&A section for complete details of how its executive compensation policies and procedures operate and are designed to achieve the Company's compensation objectives.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary for advisory approval of this proposal. Although this vote is advisory in nature and does not impose any action on the Company or the Committee, the Company strongly encourages all stockholders to vote on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3—STOCKHOLDER PROPOSAL

The California State Teachers' Retirement System ("CalSTRS"), 100 Waterfront Place, West Sacramento, CA 95605, which states that it is the beneficial owner of 53,461 shares of the Company's common stock as of November 22, 2011, proposes to present the following resolution for adoption at the Meeting. The proposal will be voted on at the Meeting if the proponent is present at the Meeting and submits the proposal for a vote. In accordance with applicable proxy regulations, the Company has including the following stockholder proposal and supporting statement submitted by the proponent.

RESOLVED:

That the shareholders of The Middleby Corporation hereby request that the Board of Directors initiate the appropriate process to amend the Company's articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT:

In order to provide shareholders a meaningful role in director elections, the Company's current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, will establish a challenging vote standard for board nominees, and will improve the performance of individual directors and the entire board. Under the Company's current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because "withheld" votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

In response to strong shareholder support a substantial number of the nation's leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 77% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.

CalSTRS is a long-term shareholder of the Company and we believe that accountability is of utmost importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholder's role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors' accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support form shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.

Please vote for this proposal.

STATEMENT OF THE BOARD OF DIRECTORS:

If a representative of CalSTRS properly presents this proposal at the Meeting, it will be submitted to a vote of the Company's stockholders. The Board has considered the proposal and has determined not to oppose the proposal and to make no voting recommendation to stockholders. The proposal, which is advisory in nature, would constitute a recommendation to the Board if approved by stockholders.

As noted herein, the entire Board is responsible for the corporate governance of the Company. The Board has followed the majority voting issue closely and recognizes that majority voting in director elections continues to receive considerable attention. The Board recognizes that a large number of companies (especially large companies in the S&P 500) have adopted the standard as set forth in the proponent's statement. With that said, the Board is also mindful that some of the issues raised by majority voting (such as the potential for "failed elections" in an uncontested election where a nominee does not receive a majority of the votes cast) could introduce risks into the Company's already effective corporate governance structure, while not necessarily improving the Board's performance or accountability.

The Board acknowledges the theoretical concern that plurality voting in director elections can cause. As the proponent notes, under the plurality standard, a director can be elected with a relatively small percentage of the shares voted in a director election. On the other hand, the Company's historical voting results suggest that this proposal is based on theoretical, not actual, concerns as there has been overwhelming stockholder support (well in excess of a majority) for every director of the Company when that director was elected to the Board.

The Board of Directors is fully committed to strong corporate governance and the Board will exercise its fiduciary duties to act in the best interests of shareholders, no matter what standard applies to elections. The Board recognizes that majority voting in the election of directors is still a relatively new corporate governance development and that there are valid arguments on both sides of the issue. Accordingly, the Board wants to use this proposal as an opportunity for stockholders to express their views on this subject without being influenced by any recommendation that the Board might make.

Vote Required for Approval; Board Recommendation

The affirmative vote of a majority of the votes cast regarding the proposal is required to adopt the proposal. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on the proposal. If stockholders return a validly executed proxy solicited by the Board, the shares represented by the proxy will be voted on this proposal in the manner specified by the stockholder. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be counted as abstentions.

THE BOARD OF DIRECTORS IS NOT OPPOSING THIS PROPOSAL AND MAKES NO VOTING RECOMMENDATION TO STOCKHOLDERS.

MISCELLANEOUS

The Company's 2011 Annual Report to Stockholders, as well as the Company's quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports are available, free of charge, on the Company's internet website, www.middleby.com. These reports are available as soon as reasonably practicable after they are electronically filed with or furnished to the SEC.

Cost of Solicitation

This solicitation of proxies is made by the Company, and all expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone, telecopy or electronically via the Internet. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders

Stockholder Nominations of Director Candidates.    In order to have a director nominee considered by the Board for inclusion on the slate of nominees, a stockholder must submit the recommendation in writing to the Secretary of the Company and must include the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of Common Stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of Common Stock which are owned beneficially or of record by such stockholder, a (iii) description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Stockholder Proposals.    Proposals of stockholders intended to be presented at the 2013 Annual Meeting of Stockholders under SEC Rule 14a-8 must be received by the Secretary of the Company at the Company's principal executive offices for inclusion in the Company's Proxy Statement and form of proxy relating to the 2013 Annual Meeting no later than November 30, 2012.

For a stockholder proposal outside the processes of Rule 14a-8 to be considered timely, the stockholder proposal must be received by the Company's Secretary no earlier than January 10, 2013 or later than February 9, 2013, provided that, in the event that the 2013 Annual Meeting of Stockholders is called for a date that is earlier than April 10, 2013, or later than June 9, 2013, the stockholder proposal, to be timely, must be received not later than the close of business on the tenth day following the day on which the Company's notice of the date of the 2013 Annual Meeting of Stockholders was mailed or public disclosure was made, whichever first occurs, and must otherwise comply with the requirements set forth in the Company's Bylaws.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

Dated: March 30, 2012

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000133158_1 R1.0.0.11699 THE MIDDLEBY CORPORATION Annual Meeting May 10, 2012 May 10, 2012 10:30 AM CDT March 16, 2012 Middleby Corporation 1400 Toastmaster Drive Elgin, IL 60120 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX 0000133158_2 R1.0.0.11699 1. Notice & Proxy Statement 2. 10-K/Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

BARCODE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000133160_1 R1.0.0.11699 THE MIDDLEBY CORPORATION THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL 60120 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Annual Meeting March 16, 2012 May 10, 2012 May 10, 2012 10:30 AM CDT Middleby Corporation 1400 Toastmaster Drive Elgin, IL 60120

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000133160_2 R1.0.0.11699 1. Notice & Proxy Statement 2. 10-K/Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000133160_4 R1.0.0.11699

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000136152_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Selim A. Bassoul 02 Robert B. Lamb 03 Ryan Levenson 04 John R. Miller III 05 Gordon O'Brien 06 Philip G. Putnam 07 Sabin C. Streeter THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL 60120 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR Proposal 2: For Against Abstain 2 Approval, by an advisory vote, of the 2011 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC"); The Board of Directors makes no recommendation for how you should vote on the following proposal: For Against Abstain 3 A stockholder proposal requesting that the Board of Directors initiate the steps to provide that Director nominees are elected by a majority vote in uncontested director elections. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000136152_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10-K/Annual Report is/are available at www.proxyvote.com . THE MIDDLEBY CORPORATION This proxy is solicited on behalf of the Board of Directors Annual Meeting of the Stockholders May 10, 2012 10:30 a.m. The stockholder(s) hereby appoint(s) Timothy J. Fitzgerald and Martin M. Lindsay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of THE MIDDLEBY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual meeting of stockholder(s) to be held at 10:30 a.m., CST on May 10, 2012, at The Middleby Corporation, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees for director, FOR the approval, by an advisory vote, of the 2011 compensation of the Company's named executive officers, ABSTAIN on proposal 3 regarding the majority voting standard in uncontested director elections, and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjourment thereof. Continued and to be signed on reverse side

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2011
Grants of Plan-Based Awards in Fiscal Year 2011
Outstanding Equity Awards at 2011 Fiscal Year End
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 3—STOCKHOLDER PROPOSAL
MISCELLANEOUS